VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 7, 2002.

NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.



                                   AMNEX, INC.

             (Incorporated under the laws of the State of New York)

                                     Warrant
                                                                 January 7, 1997

                  FOR VALUE RECEIVED, AMNEX, INC., a New York corporation (the "Company"), hereby certifies that, in consideration of the entering into by FRANCESCO GALESI (the "Holder") of a certain Stock Exchange Agreement of even date with the Company (the "Agreement"), and the agreement of Galesi Telecom International, Inc. with regard thereto, the Holder is entitled, subject to the provisions of this Warrant, to purchase from the Company, during the period expiring at 5:00 P.M., New York City time, on January 7, 2002, the following:
(a) prior to the filing with the Secretary of State of New York of the Increased Authorized Capital Certificate of Amendment (as defined in the Agreement), up to ONE HUNDRED THOUSAND (100,000) SERIES L PREFERRED SHARES of the Company (the "Series L Preferred Shares") at a price of FORTY-FIVE DOLLARS AND FORTY-FIVE CENTS ($45.45) per Series L Preferred Share (the "Series L Preferred Exercise Price") and (b) on or after the filing with the Secretary of State of New York of the Increased Authorized Capital Certificate of Amendment, up to ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) COMMON SHARES of the Company (the "Common Shares") at a price of THREE DOLLARS AND THREE CENTS ($3.03) per Common Share (the "Common Exercise Price" and collectively with the Series L Preferred Exercise Price, the "Exercise Price").

                  The number of Series L Preferred Shares or Common Shares, as the case may be, to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Series L Preferred Shares or Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock".

                  The Holder, by his acceptance hereof, agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

                  1.       Exercise of Warrant.

                           (a)      This Warrant may be exercised by its
presentation and surrender to the Company at its principal office, by 5:00 P.M., New York City time, on January 7, 2002, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

                           (b)     Notwithstanding the foregoing, but subject to
the provisions of applicable law and regulations, including, without limitation, those relating to margin requirements, the Exercise Price may be paid concurrently with the sale of the Warrant Stock in a "cashless exercise" transaction.

                           (c)      Notwithstanding the foregoing but subject to
compliance by Galesi with the terms of the Agreement, this Warrant may be exchanged for the Series L Preferred Shares or the Common Shares, as the case may be, without the payment of the Exercise Price provided for in paragraph (a) hereof, in the event, during any continuous six (6) calendar month period commencing with January 1, 1997 and ending on December 31, 1999, the consolidated revenues from operations of GTI, calculated in accordance with generally accepted accounting principles consistently applied, equal or exceed twelve million five hundred thousand dollars ($12,500,000).

                  2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Series L Preferred Shares or Common Shares, as the case may be, or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant, it being understood that no Common Shares need be reserved for issuance unless and until the Increased Authorized Capital Certificate of Amendment is filed with the Secretary of State of New York.

                  3. Fractional Shares. The Company shall not be required to issue certificates representing fractions of Series L Preferred Shares or Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

                  4.  Exchange  or  Assignment  of  Warrant.   This  Warrant  is
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Series L Preferred Shares or Common Shares purchasable hereunder. Subject to the provisions of this Warrant and the receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

                  5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

                  6.  Anti-Dilution Provisions.

                      6.1      Adjustments for Stock Dividends; Combinations,
Etc.

                                (a)     In case the Company shall do any of the
following (a "Series L Preferred Event"):

                                            (i) declare a dividend or other
distribution on its Series L Preferred Shares payable in Series L
Preferred Shares of the Company,

                                            (ii) subdivide the outstanding
Series L Preferred Shares pursuant to a stock split or otherwise,

                                            (iii) combine the outstanding Series
L Preferred Shares into a smaller number of shares pursuant to a reverse split or otherwise, or

                                            (iv) reclassify its Series L
Preferred Shares,

then the Series L Preferred Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Series L Preferred Shares outstanding immediately prior to such Series L Preferred Event, multiplied by the Series L Preferred Exercise Price in effect immediately prior to such Series L Preferred Event by (b) the number of Series L Preferred Shares outstanding immediately after such Series L Preferred Event. Each such adjustment of the Series L Preferred Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than one cent ($.01), but any such amount shall be carried forward and shall be given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Series L Preferred Event listed above shall occur.

                                    (b) In case the Company shall do any of the
following (a "Common Event"):

                                            (i) declare a dividend or other
distribution on its Common Shares payable in Common Shares of the Company,

                                            (ii) subdivide the outstanding
Common Shares pursuant to a stock split or otherwise,

                                            (iii) combine the outstanding Common
Shares into a smaller number of shares pursuant to a reverse split or otherwise, or

                                            (iv) reclassify its Common Shares,

then the Common Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Common Event, multiplied by the Common Exercise Price in effect immediately prior to such Common Event by (b) the number of Common Shares outstanding immediately after such Common Event. Each such adjustment of the Common Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than one cent ($.01), but any such amount shall be carried forward and shall be given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Common Event listed above shall occur.

                                    (c)  Whenever the Exercise Price is adjusted
as set forth in Section 6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of Series L Preferred Shares or Common Shares, as the case may be, immediately prior to such adjustment by a fraction, of which the numerator shall be the Series L Preferred Exercise Price or Common Exercise Price, as the case may be, immediately prior to such adjustment and the denominator shall be the Series L Preferred Exercise Price or Common Exercise Price, as the case may be, immediately thereafter.

                           6.2   Adjustment for Reorganization, Consolidation or
Merger. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge with or into another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6.l; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                  7.       Restrictions on Exercise; Registration Rights.

                           7.1  Investment Intent.  Unless, prior to the
exercise of the Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation of the Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation or other documentation is not necessary to comply with such Act.

                           7.2  Listing; Qualification.  The Company shall not
be obligated to deliver any shares of Warrant Stock until they have been listed on each securities exchange or other self-regulatory body on which the Company's Series L Preferred Shares or Common Shares, as the case may be, may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable, including, without limitation, compliance with Rule 10b-17 promulgated under the Securities Exchange Act of 1934, as amended. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

                           7.3      Registration Rights.  The Holder shall have
certain registration rights with regard to the Warrant Stock as provided for in the Agreement.

                  8. Lost, Stolen or Destroyed Warrants. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that he will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

                  9. Applicable Law. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                            AMNEX, INC.


                                            By: /s/
                                                Kenneth G. Baritz
                                                Chairman of the Board

                                   AMNEX, INC.

                              WARRANT EXERCISE FORM


        The undersigned hereby irrevocably elects to exercise the within Warrant dated January 7, 1997 to the extent of purchasing of the securities of AMNEX, Inc. indicated below. The undersigned hereby makes a payment of $ in payment therefor.


Check applicable line:
                                                    Name of Holder
Series L Preferred Shares  __

Common Shares              __                       Signature of Holder
                                                    or Authorized Representative


                                                    Signature, if jointly held


                                                    Name and Title of Authorized
                                                    Representative


                                                    Address of Holder



                                                    Date

                                   AMNEX, INC.

                             WARRANT ASSIGNMENT FORM

           FOR VALUE RECEIVED,                hereby sells, assigns
and transfers unto

Name
     (Please typewrite or print name of assignee in block letters)

Address
the right to purchase Series L Preferred Shares or Common Shares, as the case may be, of AMNEX, Inc. represented by this Warrant dated January 7, 1997 to the extent of Series L Preferred Shares or ____ Common Shares, as the case may be, and does hereby irrevocably constitute and appoint________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.




                                           Name of Holder


                                           Signature of Holder or
                                           Authorized Representative


                                           Signature, if jointly held


                                           Name and Title of Authorized
                                           Representative


                                           Date


Signature(s) guaranteed:


K:\WPDOC\CORP\AMNEX\GALESI\WARRANT3.D96